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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 12, 2000

                             GLOBAL E TUTOR, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
        (State or other jurisdiction of incorporation or organization)

       0-29765                                          88-0444539
(Commission File Number)                 (I.R.S. employer identification number)


   3340 PEACHTREE ROAD, SUITE 1800, ATLANTA, GEORGIA             30326
   (Address of principal executive offices)                   (Zip Code)

                                (404) 978-1640
             (Registrant's Telephone Number, Including Area Code)

                                Not applicable
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM  7.  Financial Statements and Exhibits.

          On December 11, 2000, CLT, LLC completed an investment of $200,000 for an equity purchase of 2,000,000 shares ($0.10 per share) of Global e Tutor, Inc 144 Restricted stock. CLT, LLC is a family owned partnership with Mr. Steve Toth and Ms. Peggy Jo Toth as the controlling principals.





                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  GLOBAL E TUTOR, INC.



                                  By: /s/ Jerry Barton
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                                     Jerry Barton
                                     Chief Executive Officer









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